Business combinations	12 Months Ended
Dec. 31, 2024
Combinations of Business [Abstract]
Business combinations	Business combinations
23.1. Accounting policy
Business combinations are accounted for using the acquisition method. The cost of an acquisition is measured as the aggregate of the consideration transferred, including assets given, equity instruments issued, and liabilities incurred or assumed at the date of exchange, which is measured at acquisition date fair value, and the amount of any non-controlling interests in the acquiree. For each business combination, the Group elects whether to measure non-controlling interests in the acquiree at fair value or on the basis of its proportionate share in the identifiable net assets of the acquiree. Costs directly attributable to the acquisition are expensed as incurred.
The assets acquired and liabilities assumed are measured at fair value, classified, and allocated according to the contractual terms, economic circumstances, and relevant conditions as at the acquisition date. The Group identifies and measures the assets acquired and liabilities assumed by the value obtained in preliminary assessments at the acquisition date. The Group has up to 12 months after each of the acquisitions to conclude the assessment and frequently values the assets acquired and liabilities assumed with the assistance of independent specialists. When the valuation is finalized, the Group recognizes the difference between the preliminary amounts and the final amounts related to the acquisition on its statement of financial position and statement of profit or loss, as appropriate.
Subsequently to the initial recognition of property and equipment and intangible assets identified, the Group records the depreciation and amortization over the useful lives defined at the initial recognition based on the preliminary assessments until the final assessments are available.
Contingent liabilities recognized as of acquisition date are measured at fair value. Subsequently, until the liability is settled, cancelled or expires, they are recognized at the higher of the amount initially recognized or the amount that would be recognized under IAS 37.
Any contingent consideration to be transferred by the acquirer is recognized as a liability at fair value on acquisition date. Subsequent changes in the fair value of this liability is recognized in profit or loss. In order to evaluate the contingent consideration, the Group considers different probabilities of scenarios and discounted future contractual cash flows at the interest rates available in the market for similar financial instruments.
Goodwill is measured as the excess of the aggregate of the consideration transferred and the amount recognized for non-controlling interests and any previous interest held over the fair value of net assets acquired. If the fair value of net assets acquired is in excess of the aggregate consideration transferred, the Group re-assesses whether it has correctly identified all assets acquired and all liabilities assumed and reviews the procedures used to measure the amounts to be recognized at the acquisition date. If the reassessment still results in an excess of the fair value of net assets acquired over the aggregate consideration transferred, then the gain is recognized in profit or loss. After initial recognition, goodwill is measured at cost less any accumulated impairment losses. Goodwill and indefinite useful life intangible assets recognized under business combination are tested for impairment at least annually or whenever there is an indication that it may be impaired (Note 11.4).
23.2. Significant judgments, estimates and assumptions
The process of accounting a business combination includes the use of (i) valuation techniques to determine the amounts of intangible assets identified, (ii) estimates to determine its useful life, and (iii) valuation techniques to estimate the contingent consideration included in the total consideration paid to acquire the companies.
23.3. Trinks acquisition
On May 2, 2024, the Group obtained the control of Trinks with a 100% equity interest buying shares from selling shareholders. Trinks was previously an associate and accounted for under the equity method. The Group previously held an equity interest of 19.9% in Trinks which was acquired on November 25, 2019. Trinks is an unlisted enterprise based in the State of Rio de Janeiro, Brazil, that develops an integrated solution of management, focused mainly on the beauty service segment.
23.3.1.    Financial position of the businesses acquired
The allocation of assets acquired and liabilities assumed in the business combinations mentioned above are presented below.
23.3.1.1. Trinks

Fair value	Trinks (as of May 2, 2024) (a)

Cash and cash equivalents	991
Short-term-investments	1,788
Trade accounts receivable	1,379
Recoverable taxes	158
Property and equipment	438
Intangible assets - Customer relationship	5,324
Intangible assets - Software	10,502
Other assets	243
Total assets	20,823

Trade accounts payable	187
Labor and social security liabilities	1,840
Taxes payable	252
Deferred tax liabilities	5,381
Total liabilities	7,660

Net assets and liabilities	13,163
Consideration paid (Note 23.3.3)	58,950
Goodwill	45,787

(a)Identification and measurement of assets acquired, liabilities assumed, consideration transferred, and goodwill are final. In the assessment, the Group identified customer relationship, and software as intangible assets. Details on the methods and assumptions adopted to evaluate these assets are described on Note 23.3.2.
23.3.2.    Intangible assets recognized from business combinations
The assumptions used in the measurement of fair value of intangible assets identified in the business combination are as below.
23.3.2.1. Customer relationship

Trinks

Amount	5,324
Method of evaluation	MEEM (a)
Estimated useful life (b)	4 years, 5 months
Discount rate (c)	17.1%
Source of information	Acquirer’s management internal projections

(a)Multi-Period Excess Earnings Method (“MEEM”).
(b)Useful lives were estimated based on internal benchmarks.
(c)Discount rate used was equivalent to the weighted average cost of capital combined with the sector’s risk.
23.3.2.2. Software

Trinks

Amount	10,502
Method of evaluation	Relief from royalties
Estimated useful life (a)	5 years
Discount rate (b)	17.1%
Source of information	Acquirer’s management internal projections

(a)Useful lives were estimated based on internal benchmarks.
(b)Discount rate used was equivalent to the weighted average cost of capital combined with the sector’s risk.
23.3.3. Consideration paid
The consideration paid on business combination comprises the following values, if any: (i) consideration transferred, (ii) non-controlling interest in the acquiree and (iii) fair value of the acquirer’s previously held equity interest in the acquiree. The consideration paid in the final assessments is presented as follows.
23.3.3.1. Trinks

Trinks

Cash consideration paid to the selling shareholders	10,045
Cash consideration to be paid to the selling shareholders	29,890
Previously held equity interest in the acquire, at fair value (a)	11,728
Contingent consideration (b)	7,287
Total	58,950

(a)Refers to the interest in Trinks' shares previously held by the Group. As a result of the step acquisition, the Group recognized a gain of R$7,406 for the remeasurement of the previously held 19.9% interest in Trinks to fair value, of R$11,728, compared to its carrying amount, of R$4,322.
(b)Refers to contingent consideration that may be paid in 2025 and 2027. The amount is based on predetermined formulas which consider mainly internal metrics and the expected net revenue of Trinks at the end of 2024 and 2026.